UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 11, 2012

Life Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-25317	33-0373077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5791 Van Allen Way, Carlsbad CA	92008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 603-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	REGULATION FD DISCLOSURE

Life Technologies Corporation (the Company) has modified its financial reporting into three business groups to better reflect the Company’s internal organization and end markets. These business groups are Research Consumables, Genetic Analysis and Applied Sciences. The Company’s internal organization had previously been structured around its technology platforms of Molecular Biology Systems, Genetic Systems and Cell Systems. As a result of this business realignment, the Company will report its financial results for these business groups commencing with the quarter ended March 31, 2012. These changes have no impact on consolidated results of operations, financial condition or cash flows.

The Company has furnished with this report unaudited summarized historical financial data that reflects revenue for each of the quarters reported in the years ending December 31, 2011 and December 31, 2010. The information for each period presented includes GAAP revenue by business group and in total with the associated growth rates with and without currency for each revenue line. The information also includes adjustments to revenue which the business group views as non-cash or non-recurring which are excluded from GAAP revenue to come to non-GAAP revenue and the related growth rates with and without currency.

Certain information set forth in the exhibit may be considered non-GAAP financial measures. We regularly have reported non-GAAP results for revenue in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The non-GAAP results reported in the attached exhibit excludes merger related non-cash revenue items and other non-recurring revenue items. Management uses non-GAAP revenue as a primary indicator in planning and forecasting for future periods, including trending the Company’s core performance period over period. Management uses these non-GAAP revenues to prepare operating budgets and forecasts and uses these results to measure performance at a corporate level. Management has provided a reconciliation of GAAP to non-GAAP results in the accompanying exhibit.

The information contained in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, Exchange Act, except as expressly set forth by specific reference.

Item 9.01. Financial Statements and Exhibits.

(d)	EXHIBITS.

99.1	Historical Business Group Revenue Summary (unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2012	LIFE TECHNOLOGIES CORPORATION

	By:	/s/ David F. Hoffmeister
David F. Hoffmeister
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Historical Business Group Revenue Summary (unaudited)